UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on September 26, 2025

To the Stockholders of Sonnet BioTherapeutics Holdings, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) to be held on Friday, September 26, 2025 at 9:00 a.m. Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at https://web.viewproxy.com/sonn/2025. You will not be able to attend the Annual Meeting at a physical location.

At the Annual Meeting, stockholders will act on the following matters:

●	To elect five directors to our Board of Directors (the “Board”) to hold office for the following year until their successors are elected;

●	To approve, on an advisory basis, the executive compensation of our named executive officers (the “Named Executive Officers”) as described in this proxy statement;

●	To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2025; and

●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on August 26, 2025 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting virtually and prefer to vote at the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 26, 2025.

Our proxy materials including our Proxy Statement for the 2025 Annual Meeting, our Annual Report for the fiscal year ended September 30, 2024 and proxy card are available on the Internet at https://web.viewproxy.com/sonn/2025. Under Securities and Exchange Commission (“SEC”) rules, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Raghu Rao
Interim Chief Executive Officer

August 26, 2025
Princeton, New Jersey

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

150 Clove Rd Suite 400 Little Falls, NJ 07424
(844) 886-5456

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	6
CORPORATE GOVERNANCE MATTERS	8
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	14
DIRECTOR COMPENSATION	16
REPORT OF THE AUDIT COMMITTEE*	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
PAY VERSUS PERFORMANCE	20
TRANSACTIONS WITH RELATED PERSONS	23
PROPOSAL 2: SAY-ON-PAY	24
PROPOSAL 3: SAY-ON-PAY FREQUENCY	25
PROPOSAL 4: TO RATIFY THE APPOINTMENT OF OUR REGISTERED PUBLIC ACCOUNTING FIRM	26
STOCKHOLDER PROPOSALS	27
ANNUAL REPORT	27
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	27
OTHER MATTERS	27

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on Friday, September 26, 2025 at 9:00 a.m. Eastern Time (the “Annual Meeting”). We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to https://web.viewproxy.com/sonn/2025 using the password provided to you after registration. Attendees will need to register prior to the meeting in order to receive access to the meeting.

Proxies for the Annual Meeting are being solicited by our Board of Directors (the “Board”). This proxy statement is first being made available to stockholders on or about August 26, 2024.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 26, 2025.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2025 Annual Meeting, our annual report for the fiscal year ended September 30, 2024 and proxy card are available on the Internet at https://web.viewproxy.com/sonn/2025. Under SEC rules, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Sonnet BioTherapeutics Holdings, Inc. The mailing address of our principal executive offices is Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540.

About the Meeting

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect five directors to our Board to hold office for the following year until their successors are elected;

●	To approve, on an advisory basis, the executive compensation of our Named Executive Officers as described in this proxy statement;

●	To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2025; and

●	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein (“Proposal 1”), the approval, on an advisory basis, of the executive compensation of our Named Executive Officers as described in this proxy statement (“Proposal 2”), a vote for three years for the say on pay frequency proposal (“Proposal 3”) and the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2025 (“Proposal 4”) are advisable and in the best interests of the Company and our stockholders and recommends that you vote FOR Proposals 1, 2 and 4 and vote THREE YEARS for Proposal 3. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

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Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on the record date, August 26, 2025, are entitled to receive notice of the Annual Meeting and to vote either class of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. As of the record date, there were 6,827,352 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each proposal.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at https://web.viewproxy.com/sonn/2025 using the password provided to you after registration. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.FCRvote.com/SONN commencing approximately on or about August 26, 2025. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting on https://web.viewproxy.com/sonn/2025. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use our resources and ensure all stockholder questions are able to be addressed, we will respond to no more than two questions from a single stockholder. We have retained Alliance Advisors, LLC to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the voting power of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. We will include proxies marked as abstentions, withheld votes, and broker non-votes to determine the number of shares present at the Annual Meeting.

How do I vote?

Your vote is important. On or about August 26, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) as well as the full set of proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at https://web.viewproxy.com/sonn/2025.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

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Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.FCRvote.com/SONN and following the instructions provided in the Notice or with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 25, 2025.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-402-3905. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available 24 hours a day until 11:59 p.m., Eastern Time, on September 25, 2025.

Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to 844-886-5456, or sign, date, scan and email your scanned Proxy Card to tabulation@allianceadvisorsllc.com until 11:59 p.m., Eastern Time, on September 25, 2025.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Alliance Advisors, LLC, 150 Clove Rd Suite 400 Little Falls, NJ 07424, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on September 25, 2025.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at https://web.viewproxy.com/sonn/2025, but the site will only record votes from attending stockholders. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of one-third of the voting power of the common stock issued and outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, withheld votes, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to Proposal 1, the election of directors, assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect each nominee and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. If any of the incumbent director nominees does not receive a plurality vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. As a result, withheld votes and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

With respect to Proposal 2, Proposal 3 and Proposal 4, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. As a result, abstentions and “broker non-votes”, if any, will not affect the outcome of the vote on this proposal. “Broker non-votes,” if any, will not affect the outcome of this proposal if this proposal is deemed to be “non-routine.” If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

4

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

Proposals 1, 2 and 3 are generally not considered to be “routine” matters and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals. If such proposals are deemed to be “routine,” a bank or broker may be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.

Proposal 4 is generally considered to be a routine matter and a bank or broker may be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related informational support, for a services fee, which is not expected to exceed $9,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

5

PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board currently consists of five directors and each of our five directors holds their positions on the Board until the Annual Meeting. Each of the five director nominees named below will stand for election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that the five director nominees named below be elected as directors to serve until the 2026 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Directors are elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. If any of the incumbent director nominees does not receive a plurality vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Term Expiring at the 2026 Annual Meeting

The following table sets forth the name, age, position and tenure of our directors who are up for election at the 2025 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Raghu Rao	63	Interim Chief Executive Officer and Director	2020
Donald Griffith	76	Chief Financial Officer and Director	2020
Nailesh Bhatt	53	Director	2020
Albert Dyrness	62	Director	2020
Lori McNeill	53	Director	2022

The following biographical descriptions set forth certain information with respect to the director nominees, based on information furnished to us by each director nominee.

Raghu Rao, our Interim Chief Executive Officer, has served on Sonnet’s board of directors since November 2019, and was appointed to our Board at the closing of the Merger. Mr. Rao is a serial entrepreneur, strategic business advisor and angel investor. Mr. Rao has founded, scaled and had successful exits with several high-technology companies. In his 33-year career, Mr. Rao has advised clients on the strategy and roll-out of high-profile projects, such as USA.gov, TSA Screening Gateway, Cancer.gov and other eGovernment initiatives. As the Vistage Princeton Chair, from July 2012 to March 2017, Mr. Rao ran three high-performing peer advisory boards for middle-market CEOs and business leaders of companies with total revenues exceeding $2 Billion. As the Chairman & President of InfoZen from August 1995 to July 2008, Mr. Rao has managed over $1 Billion in U.S. Federal Government contracts. Mr. Rao is a 20-year Charter Member of The Indus Entrepreneurs (TiE.org) and a 5-year patron of the Indiaspora. He has held board positions at several companies including Cellix BioSciences (Jan 2016 - Jan 2017), Paper Battery Company (Jan 2009 - Dec 2018), Kovid Group (Feb 2016 - Oct 2017) , WizNucleus (Jun 2010 - present) and InfoZen (Aug 1995 - Jul 2008). Mr. Rao is active in social entrepreneurship and community service. He co-founded the Hindu Jewish Coalition in December 2012 and Forum for Religious Freedom in March 2007, to preserve religious diversity worldwide. He has held non-profit board positions at the Infinity Foundation (New Jersey), Arsha Vidya Gurukulam (Pennsylvania) and the Family Services Agency (Maryland). Mr. Rao has an MBA in Finance from George Washington University (Dec 1991), an M.S. in Computer Science from Virginia Tech (Dec 1986), and a B.Tech. in Electrical Engineering from Indian Institute of Technology Madras (June 1984). The Company believes Mr. Rao is capable of making valuable contributions to the Board due to his 15 years of experience as an executive, along with 25 years of entrepreneurial experience, including in the biotech industry.

6

Donald Griffith, CPA, our current Chief Financial Officer, has served on Sonnet’s board of directors since its inception in April 2015, was Chairman of the Sonnet board from April 2015 to June 2018, and was appointed to our Board at the closing of the Merger. Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. Prior to being Financial Controller, he served as Sonnet’s Chief Executive Officer and Chief Financial Officer from April 2015 to December 2016. Before that, Mr. Griffith was the Chief Financial Officer, Director and Secretary of Oncobiologics Inc. (now Outlook Therapeutics; Nasdaq: OTLK) from 2011 to 2018. Mr. Griffith has over 40 years’ experience in finance and accounting and is the founder and Partner of Stolz & Griffith, LLC, a New Jersey accounting firm. The Company believes Mr. Griffith is capable of making valuable contributions to the Board due to his years of experience in finance as well as in the pharmaceutical industry.

Nailesh Bhatt has served on Sonnet’s board of directors since July 2018, and was appointed to our Board at the closing of the Merger. Since January 2018, Mr. Bhatt has been the Chief Executive Officer of VGYAAN Pharmaceuticals LLC (“VGYAAN”), a company focused on developing and commercializing clinically critical drugs. Mr. Bhatt was also a Board Member of VGYAAN until June 2023. Prior to that, in November 2001, Mr. Bhatt founded Proximare and is its Managing Director. Proximare is a strategic advisory firm focused exclusively on the pharmaceutical industry. Mr. Bhatt also serves as a Board Member of Azurity Pharmaceuticals, Inc., CoreRx Pharma and Spectra Medical Devices. In June 2015, Mr. Bhatt founded Proximare Lifesciences Fund. Mr. Bhatt pursued a Bachelor of Arts at Boston University with a major in Biology. The Company believes Mr. Bhatt can make valuable contributions to the Board due to his years of experience in the pharmaceutical industry working with start-ups to Fortune 500 companies.

Albert Dyrness has served on Sonnet’s board of directors since October 2019, and was appointed to our Board at the closing of the Merger. Mr. Dyrness is a recognized biopharmaceutical industry expert in bio-process engineering with expertise in upstream, downstream, and fill/finish processes. Since July 2019, Mr. Dyrness has been the Managing Director of ADVENT Engineering Services, Inc., a Trinity Consultants Company, which serves as its life-sciences division. In 1988, Mr. Dyrness Co-Founded ADVENT Engineering Services, Inc., an engineering consulting firm serving the energy and life sciences industries. Starting with only 4 employees in the San Francisco Bay Area, ADVENT has grown to a staff of over 130 engineers with offices in Toronto, Canada, Singapore, Raleigh, North Carolina, Portland Oregon, Boston, Massachusetts, Irvine and San Ramon, California. In 2016, Mr. Dyrness became President and Chief Technical Officer of ADVENT and, in 2017, guided the company to a merger with Trinity Consultants, a 700-person engineering consulting firm. He also served as a member of the board of directors of Oncobiologics, Inc. (now Outlook Therapeutics, Inc.; Nasdaq: OTLK) from December 2015 to September 2017. In 1986, Mr. Dyrness graduated from the Massachusetts Institute of Technology where he studied mechanical engineering and entrepreneurism. The Company believes Mr. Dyrness is capable of making valuable contributions to the Board due to his years of experience in a Nasdaq-listed public company, along with years of entrepreneurial experience, including in the biopharmaceutical industry.

Lori McNeill has served on our Board since September 2022 and as Chairperson of our Business Advisory Committee since September 2019. Ms. McNeill is the founder and Chief Executive Officer of McNeill Consulting, LLC since 2016, a management consulting company focused on developing leaders to be more effective and ensuring that change management initiatives are seamless. Ms. McNeill has over twenty years’ experience in the healthcare industry, thirteen of which were at Pfizer Inc., which included working as the Chief of Staff of Global Operations in the Integrated Health Business unit. From 2020 to 2021, Ms. McNeill was the Chief Operating Officer and Chairperson of the board of directors of Global PPE, Inc., a worldwide supplier of personal protective equipment and safety supplies focused on healthcare and government entities to fight the COVID-19 pandemic. She has been recognized by several institutions: Top 100 Global Women in Leadership - Global Council for the Promotion of International Trade, 2021; Changemakers Summit Award Winner, 2021; The State of Women in Leadership - Cover article for HR.com, 2020; and Pfizer International Innovation Excellence Award, 2011 and is currently Global Chairperson of Womenomics. The Company believes Ms. McNeill is capable of making valuable contributions to the Board due to her over 20 years of experience in the healthcare industry, including in senior leadership positions

Required Vote and Recommendation

In accordance with our bylaws and Delaware law and as further discussed in What vote is required to approve each proposal?, the election of directors requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Withheld votes and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

7

CORPORATE GOVERNANCE MATTERS

Board of Director Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

During our fiscal year ended September 30, 2024, (i) our Board met five times; (ii) our audit committee of the Board (the “Audit Committee”) met four times; (iii) our compensation committee of the Board (the “Compensation Committee”) met one time, and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) acted by written consent one time during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All members of our Board serving at the time attended our 2024 Annual Meeting.

Director Independence

In accordance with the listing standards of The Nasdaq Capital Market, the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.

Additionally, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Messrs. Bhatt, Dyrness and Ms. McNeill are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of The Nasdaq Capital Market. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

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Board Committees

Audit Committee

Our Board has established an Audit Committee currently consisting of Messrs. Bhatt (Chairman), Dyrness and Ms. McNeill. The Audit Committee’s primary functions are to oversee and review: the integrity of our consolidated financial statements and other financial information furnished by us, our compliance with legal and regulatory requirements, our systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with our Code of Business Conduct and Ethics.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Market. Our Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. Our Board determined that Mr. Bhatt is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Market. Our Board has adopted an Audit Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Compensation Committee

The Compensation Committee of the Board is currently composed of the following two non-employee directors: Mr. Dyrness (Chairman) and Mr. Bhatt. None of these Compensation Committee members was an officer or employee of the Company during the year ended September 30, 2024. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Market.

The responsibilities of the Compensation Committee include overseeing the evaluation of our executive officers (including the Chief Executive Officer), determining the compensation of our executive officers, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee develops and periodically reviews compensation policies and practices applicable to executive officers, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition in terms of base salary, deferred compensation and incentive or equity-based compensation and other benefits. The Compensation Committee also administers our equity-based plans and makes recommendations to the Board with respect to actions that are subject to approval of the Board regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with our compensation policies and practices as contemplated by Item 402(s) of Regulation S-K. Our Board has adopted a Compensation Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is currently composed of Messrs. Bhatt, Dyrness (Chairman) and Ms. McNeill. None of these members was an officer or employee of the Company during the year ended September 30, 2024. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Capital Stock Market. The Nominating and Corporate Governance Committee nominates individuals to be elected to our Board by our stockholders. The Nominating and Corporate Governance Committee of the Board assesses potential candidates to fill perceived needs on the Board for required skills, expertise, independence and other factors.

The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered. Our Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at https://www.sonnetbio.com/investors/corporate-governance/governance-documents.

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Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our Charter and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary. For more information, please see the section below titled “Stockholder Proposals.”

Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our Charter.

Board Leadership Structure and Role in Risk Oversight

We do not currently have a Chairman of the Board. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. At this time, the Board believes that not designating a Chairman is appropriate and serves the interests of the Company and its stockholders. Mr. Rao serves as our Interim Chief Executive Officer and provides leadership and oversight of the Company’s operations. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for us at any given time.

While management is responsible for assessing and managing our risks, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and our standing Board committees. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to the Company’s culture of honesty and accountability. Our Code of Business Conduct and Ethics is publicly available on our website at https://www.sonnetbio.com/. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to its directors or executive officers, we intend to disclose the nature of such amendments or waiver on our website or in a current report on a Current Report on Form 8-K.

Insider Trading Policy

The Board has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of our securities that applies to each of our directors, officers, employees, and other covered persons. The Board has adopted the Insider Trading Policy to ensure, among other things: (i) that persons to whom the policy applies understand their obligations to preserve the confidentiality of undisclosed “Material Information” (as defined in the Insider Trading Policy); (ii) strict compliance by all insiders with all requirements relating to the reporting of insider trading and with respect to trading when in possession of undisclosed “Material Information”; and (iii) that individuals subject to scheduled and unscheduled blackout periods adhere to the restrictions on trading as set out in the policy. We seek to discourage our employees from frequent buying and selling of securities for the purpose of realizing short term profits and to acquire securities as long term investments only. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.

Under our Insider Trading Policy, among other things, short sales and certain forms of hedging or monetization transactions involving our securities are prohibited, including zero-cost collars and forward sale contracts. In addition, persons subject to the policy are generally prohibited under our Insider Trading Policy from pledging our securities in a margin account or as collateral for a loan, except in circumstances that are pre-approved by our Chief Financial Officer. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2024.

Anti-Hedging Policy

Under the terms of our Insider Trading Policy, we prohibit each officer, director, and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Served as an Officer Since
Raghu Rao	63	Interim Chief Executive Officer and Director	2020
Donald Griffith	76	Chief Financial Officer and Director	2020
John K. Cini, Ph.D.	73	Chief Scientific Officer	2020
Susan Dexter	69	Chief Technical Officer	2020
Richard Kenney, M.D.	67	Chief Medical Officer	2021
Stephen McAndrew	71	President and Chief Business Officer	2025

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Raghu Rao. For Mr. Rao’s biography, please see the section above entitled “Nominees for Election for a Term Expiring at the 2026 Annual Meeting.”

Donald Griffith, CPA. For Mr. Griffith’s biography, please see the section above entitled “Nominees for Election for a Term Expiring at the 2026 Annual Meeting.”

John K. Cini, Ph.D. co-founded Sonnet in 2015 and has since served as its Chief Scientific Officer, and was appointed Chief Scientific Officer of the Company at the closing of the Merger, where he oversees and directs the Company’s discovery and development programs. His role includes the oversight of the selection process of cancer and immune oncology targets and proof-of-concept testing. Prior to joining Sonnet, he was Vice President of Discovery and Development Sciences at Oncobiologics, Inc. from January 2011 to April 2015. Dr. Cini has successfully advanced more than 20 novel monoclonal antibody products from discovery to IND. He is the holder of several novel product and formulation patents and applications. He has also been directly involved in several successful novel biologics through early discovery research into development and manufacturing through clinical trials and commercialization. Previous positions include Executive Director at Mederex (acquired by Bristol-Myers Squibb in 2010), lead discovery scientific roles at Johnson & Johnson (Ethicon, OrthoBioTech & Pharmaceutical Research), and Bayer. Dr. Cini’s therapeutic areas of expertise in system biology include oncology, immune oncology, inflammation, osteoporosis, wound healing, surgical adhesion and cellular aging. Dr. Cini has a PhD in Biochemistry from University of North Texas.

Susan Dexter has served as a contract consultant to Sonnet in the capacity of Chief Technical Officer since May 2019 and was appointed full-time Chief Technical Officer of the Company at the closing of the Merger on April 1, 2020. Her role at Sonnet is to manage the operations for drug development from cell line development, through cGMP manufacturing of drug substance and clinical drug product, regulatory submissions to initiate human clinical trials, and supply chain for labeling/packaging and distribution to clinical depots. All activities fall under the FDA’s Chemical Manufacturing and Controls for biological drugs (“CMC”). She is also responsible for drug supply and management of non-clinical animal studies in support of regulatory filings related to first-in-human studies. She came to Sonnet with more than thirty years of experience in biotechnology science, manufacturing and business development, having been directly involved in three start-up companies and multiple M&A activities. Her expertise in CMC for biologics process development ranges from cell line development to process development through commercial manufacturing. In her role as Managing Director at Latham Biopharm Group (“LBG”) from September 2008 until the closing of the Merger, Ms. Dexter ran the Product Development service offering, managing the activities and disciplines related to pre- clinical toxicology studies, and CMC-related activities including IND filings, Quality oversight of cGMP activities and other related CMC supply chain activities. She came to LBG from Xcellerex, Inc., a CDMO and developer of single use technology for bioprocessing. She was Chief Business Officer at Xcellerex from April 2004 to September 2008. Prior to Xcellerex, from July 1998 to April 2004, she was VP of Business Development at The Dow Chemical Company’s CDMO, an acquisition of Collaborative BioAlliance, facilitated by Ms. Dexter in 2000, and Assoc. Director of Business Development at Celltech Biologics, purchased by Lonza Biologics, a biologics CDMO. She worked at Celltech/Lonza from 1986 to July 1998. Ms. Dexter holds a double major with Honors in Immunology and Marketing from American University, Washington, D.C., and certifications from Harvard University in ‘Negotiations for Lawyers’ and ‘Finance for Non-financial Managers’. She was also Professor Emeritus at University College, London, Department of Bioengineering, teaching a credited course lecture and workshop in “Project managing of a biologics facility”, to graduate, Ph.D. and post-graduate professionals, from 1999 to 2006. She has served as a non-executive board member for Sartorius Stedim Biotech since 2015, compensation committee member since 2019, and auditing committee member since 2022. In February 2023, Susan was appointed to the board of directors for a London, UK based company Virocell, a technology developer and CDMO for manufacture of viral vectors for cell and gene therapies.

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Richard Kenney, M.D., has served as the Company’s Chief Medical Officer since April 2021. Dr. Kenney has more than 20 years of experience in translational-stage development of biologics, as well as the commercialization strategy and corporate management of preclinical, clinical-stage and commercialized vaccines and immunotherapies. As President of ClinReg Biologics, he has provided strategic consulting in clinical and regulatory affairs of biologics and medical monitoring and pharmacovigilance in several capacities. As such, Dr. Kenney also serves as the CMO for Public Health Vaccines’ Marburg vaccine program. He previously served as Chief Development Officer at X-VAX Technology and before that had Chief Medical Officer roles at Immune Design and Crucell Holland, where he led the clinical development and regulatory affairs groups. Dr. Kenney was a researcher/reviewer for the FDA for over six years and did post-graduate training at Duke and NIH. Dr. Kenney received a B.S. in Chemistry from George Washington University and his M.D. from Harvard Medical School.

Stephen McAndrew, Ph.D. has served as our Chief Business Officer since February 2025 and our President since April 2025, and previously our Senior Vice President of Business Development since the Company’s merger in 2020. Prior to the merger, Dr. McAndrew served as the Senior Vice President of Business Development of Sonnet BioTherapeutics, Inc. (“Prior Sonnet”) from February 2020. Before joining Prior Sonnet, Dr. McAndrew served as the Senior Vice President of Business Strategy & Development at Oncobiologics, Inc. from March 2014 to October 2019 and as the Vice President of Business Development from February 2012 to March 2014. Prior to Oncobiologics, Inc., Dr. McAndrew served in various business development roles at several biopharmaceutical companies from 2001 to 2011. From March 1993 to December 2001, Dr. McAndrew also served in various positions of increasing responsibility at Bristol-Myers Squibb Company, including as the Director of Biotechnology Licensing within the External Science and Technology Department. Dr. McAndrew earned his Ph.D. in Molecular and Cellular Biology from Ohio University, an M.S in Molecular Genetics from the State University of New York at Albany and a B.S from the State University of New York at Oswego.

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EXECUTIVE COMPENSATION

Our Board has formed a Compensation Committee. The Compensation Committee is responsible for reviewing and approving management compensation, including salaries, bonuses, and equity compensation. We seek to provide competitive compensation arrangements that attract and retain key talent necessary to achieve our business objectives. At our 2025 annual meeting of stockholders, stockholders will vote, on an advisory, non-binding basis, to approve the compensation paid to our Named Executive Officers.

Summary Compensation Table

The following table shows the compensation awarded to or earned by each person serving as our principal executive officer during fiscal year 2024, our two most highly compensated executive officers who were serving as executive officers as of September 30, 2024, and up to two additional individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as an executive officer as of September 30, 2024. The persons listed in the following table are referred to herein as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Pankaj Mohan, Ph.D.	2024	538,998	-	87,628	-	-	626,626
President and Chief Executive Officer(2)	2023	538,998	-	95,724	-	-	634,722
John Cini, Ph.D.	2024	397,750	-	21,907	-	-	419,657
Chief Scientific Officer	2023	397,750	-	23,931	-	20,000	441,681
Jay Cross	2024	388,725	-	16,852	-	1,228	406,805
Chief Financial Officer(3)	2023	388,725	-	15,829	-	-	404,554

(1)

Represents the aggregate grant date fair value for grants made in fiscal year 2024 and 2023 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

(2)	Raghu Rao, Sonnet’s current Interim Chief Executive Officer, replaced Dr. Mohan effective on April 1, 2025.

(3)	Donald Griffith, Sonnet’s current Chief Financial Officer, replaced Mr. Cross effective on February 12, 2025.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The material terms of each named executive officer’s employment agreement or arrangement are described below.

We entered into an employment agreement with Dr. Mohan on December 31, 2018, as amended (the “Mohan Agreement”), setting forth the terms of his employment as Chief Executive Officer. Pursuant to the employment agreement, Dr. Mohan was entitled to, among other things, (i) an annual gross base salary of $490,000, (ii) eligibility for a bonus equal to 5.4% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 50% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 50% of the base salary, as determined by the Board. Pursuant to Dr. Mohan’s employment agreement, if he was terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he was entitled to (i) his base salary for 18 months, (ii) a bonus equal to his performance bonus for the year in which the termination occurs, divided by 12, and then multiplied by 18, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Mohan was terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he was entitled to (i) his base salary for 18 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

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We entered into an employment agreement with Dr. Cini on January 10, 2020, as amended (the “Cini Agreement”), setting forth the terms of his employment as Chief Scientific Officer. Pursuant to the Cini Agreement, Dr. Cini is entitled to, among other things, (i) an annual gross base salary of $370,000, (ii) eligibility for a bonus equal to 1.1% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 35% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 35% of the base salary, as determined by the Board. The Cini Agreement shall terminate in accordance with its terms. Pursuant to the Cini Agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Cini is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

We entered into an employment agreement with Mr. Cross on January 10, 2020 (the “Cross Agreement”), setting forth the terms of his employment as Chief Financial Officer. Pursuant to the Cross Agreement, Mr. Cross was entitled to, among other things, (i) an annual gross base salary of $365,000 and (ii) eligibility for a performance-based cash bonus of up to 40% of the base salary, as determined by the Board. Pursuant to the Cross Agreement, if he was terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he was entitled to (i) his base salary for 12 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Mr. Cross was terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he was entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock, restricted shares of common stock and common stock that has not yet vested for each Named Executive Officer and outstanding as of September 30, 2024.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END - 2024

	Stock Awards
Name	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Pankaj Mohan, Ph.D.	7,554	(1)	$49,857

John Cini, Ph.D.	1,888	(1)	$12,464

Jay Cross	1,452	(1)	$9,588

(1)	Scheduled to vest on January 1, 2025.

Director Compensation

Non-Employee Director Compensation Policy

In connection with the Merger, our Board approved a compensation policy for our non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending Board and committee meetings, this policy provides for the following cash compensation:

●	each non-employee director is entitled to receive an annual fee from us of $35,000;

●	the chair of our audit committee will receive an annual fee from us of $15,000;

●	the chair of our compensation committee will receive an annual fee from us of $10,000;

●	the chair of our nominating and corporate governance committee will receive an annual fee from us of $8,000; and

●	each non-chairperson member of the audit committee, the compensation committee and the nominating and corporate governance committee will receive annual fees from us of $7,500, $5,000 and $4,000, respectively.

The following table sets forth director compensation for the fiscal year ended September 30 2024, paid by us (excluding compensation to our executive officers set forth in the summary compensation table above). Except as set forth in the table below, the non-employee directors did not receive any cash or equity compensation during fiscal year 2024.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Nailesh Bhatt(2)	54,000	4,328	-	-	58,328
Albert Dyrness(3)	55,500	4,328	-	-	59,828
Donald Griffith (4)	-	3,682	-	90,256	93,938
Raghu Rao(5)	116,500	4,328	-	-	120,828
Lori McNeill(6)	60,000	4,328	-	-	64,328

(1) Represents the aggregate grant date fair value for grants made in 2024 computed in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

(2) Mr. Bhatt holds an aggregate of 373 restricted stock units, as of September 30, 2024.

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(3) Mr. Dyrness holds an aggregate of 373 restricted stock units, as of September 30, 2024.

(4) Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. The amounts in the table above under “All Other Compensation” represent salary and bonus earned by Mr. Griffith for the fiscal year 2024. See the description of the employment agreement with Mr. Griffith below. Mr. Griffith holds an aggregate of 317 restricted stock units, as of September 30, 2024.

(5) Mr. Rao holds an aggregate of 373 restricted stock units, as of September 30, 2024.

(6) Ms. McNeill holds an aggregate of 373 restricted stock units, as of September 30, 2024.

Other Agreement with a Director

On January 1, 2019, we extended an Offer Letter to Donald Griffith setting forth the terms of his employment as Financial Controller (the “Griffith Offer Letter”). Pursuant to the Griffith Offer Letter, Mr. Griffith is entitled to, among other things, (i) an annual prorated gross base salary of $150,000 and (ii) eligibility for a target bonus equal to 25% of gross salary earned. The Griffith Offer Letter has no specific term and constitutes an at-will employment. The terms of the Griffith Offer Letter continue to govern Mr. Griffith’s employment with us as Chief Financial Officer.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Board and Compensation Committee grant awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Accordingly, it is our policy that our management team makes a good faith effort to advise the Board and Compensation Committee whenever it is aware that material nonpublic information is planned to be released to the public in close proximity to the grant of equity awards.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently composed of the following two non-employee directors: Mr. Dyrness (chairman) and Mr. Bhatt. None of these Compensation Committee members was an officer or employee of the Company during the year. No Compensation Committee interlocks between the Company and another entity existed.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended September 30, 2024 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2024.

2.	The Audit Committee has discussed with representatives of KPMG LLP, the Company’s independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the Securities and Exchange Commission.

Audit Committee,

Nailesh Bhatt, Chair

Albert Dyrness

Raghu Rao

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the SEC (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 26, 2025 with respect to the beneficial ownership of our common stock by the following: (i) each of our current directors; (ii) each of our Named Executive Officers; (iii) all of the current executive officers and directors as a group; and (iv) each person known by us to own beneficially more than five percent (5%) of the outstanding shares of the our common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the our common stock issuable under options that are exercisable on or within 60 days after August 26, 2025 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 6,827,352 shares of common stock issued and outstanding as of August 26, 2025 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name And Address of Beneficial Owner*	Amount And Nature of Beneficial Ownership		Percent Of Class
Named Executive Officers and Directors:
Nailesh Bhatt	547		**
Albert Dyrness	537		**
Donald Griffith	375		**
Raghu Rao	6,262	(1)	**
Lori McNeill	394		**
John. K. Cini, Ph.D.	2,116		**
Susan Dexter	1643		**
Richard Kenney	567,879	(2)	**
All current executive officers and directors as a group (8 persons)	579,753		**

*	Unless otherwise indicated, the address is c/o Sonnet BioTherapeutics, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey, 08540.

**	Less than 1%.

(1)	Includes 3,906 shares of Company Common Stock issuable upon exercise of warrants which are exercisable within 60 days of August 26, 2025.

(2)	Includes (i) 406,505 shares of Company Common Stock issuable upon exercise of warrants which are exercisable within 60 days of August 26, 2025 and (ii) 160,000 shares of Company Common stock issuable upon conversion of Series 5 Preferred Stock which are convertible within 60 days of August 26, 2025.

Equity Compensation Plan Information

The following table provides information as of September 30, 2024 regarding shares of our common stock that may be issued under our existing equity compensation plans, including our 2020 Omnibus Equity Incentive Plan (the “2020 Plan”).

	Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	17,152	N/A	-
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	17,152	-	-

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs and RSAs, since RSUs and RSAs have no exercise price. Other than RSUs and RSAs, there were no outstanding options, warrants, or rights under our equity compensation plan as of September 30, 2024.

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PAY VERSUS PERFORMANCE

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation for our principal executive officers (“PEOs”) and non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Dr. Mohan(1)	Compensation Actually Paid to Dr. Mohan(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)(4)	Net Income (Loss) (millions)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	626,626	585,791	413,231	404,168	29.14	(7,437,232)
2023	1,022,720	508,988	622,830	415,486	8.81	(18,832,694)
2022	1,005,393	676,266	609,894	262,233	16.15	(29,721,841)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Mohan (our former Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation-Summary Compensation Table.”
(2)	The dollar amounts reported in column (d) represent the average of the amounts reported for our named executive officers as a group (excluding Dr. Mohan) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Mohan) included for purposes of calculating the average amounts in each applicable year are as follows: Jay Cross and John K. Cini.
(3)	Compensation actually paid to the named executive officers represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2024		2023		2022
Adjustments	Dr. Mohan ($)	Average Other NEOs ($)	Dr. Mohan ($)	Average Other NEOs ($)	Dr. Mohan ($)	Average Other NEOs ($)
Deduction for amounts reported under the stock awards column in the summary compensation table	(87,628)	(19,380)	(405,648)	(182,532)	(362,741)	(153,846)
ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	50,537	11,176	9,680	2,222	33,614	7,717
ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	-	-	-	-	-	-
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	-	-	-	-	-	-
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(3,744)	(859)	(117,764)	(27,035)	-	-
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	-	-	-	-	-	-
TOTAL ADJUSTMENTS	(40,835)	(9,063)	(513,732)	(207,344)	(329,127)	(146,129)

(4)	Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price per share of our common stock at the end and the beginning of the measurement period by the price per share of our common stock at the beginning of the measurement period.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

20

Compensation Actually Paid and Net Income (Loss)

21

Compensation Actually Paid and Cumulative TSR

While we are required by SEC rules to disclose the relationship between our net income and compensation actually paid to our named executive officers, this is not a metric our Compensation Committee currently uses in evaluating our named executive officers’ compensation as we are a clinical stage, biopharmaceutical company that has not generated any revenues from the sale of products.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

22

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our Named Executive Officers and directors, we describe below each transaction and series of similar transactions, since the beginning of fiscal year 2023, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our Named Executive Officers and directors are described in the section entitled “Executive Compensation”.

Public Offering

Pankaj Mohan, our former Chairman and Chief Executive Officer, purchased 4,296 shares of Company Common Stock and warrants to purchase 8,593 shares of Company Common Stock pursuant to an underwritten public offering by the us at $12.80 per share and accompanying two warrants. The offering closed on October 27, 2023.

Raghu Rao, a director and our current Chief Executive Officer, purchased 1,953 shares of Company Common Stock and warrants to purchase 3,906 shares of Company Common Stock pursuant to an underwritten public offering by the us at $12.80 per share and accompanying two warrants. The offering closed on October 27, 2023.

Private Placement

Dr. Richard Kenney, our Chief Medical Officer, participated in a private placement that closed on June 30, 2025, and purchased convertible notes for a principal amount of $200,000 and warrants to purchase up to an aggregate of 86,505 shares of Company Common Stock. The notes converted into shares of convertible preferred stock, which are convertible into an aggregate of 160,000 shares of Company Common Stock and warrants to purchase up to an aggregate of 320,000 shares of Company Common Stock.

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. Under our related party transaction policy, our management will be required to submit any related person transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive, officers, and persons who are beneficial owners of more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon the review of copies of Forms 3, 4 and 5 furnished to us, we believe that all of our directors, executive officers and any other applicable stockholders timely filed all reports required by Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2024, except for the following: we filed Form 4s for Nailesh Bhatt, Albert Dyrness, Raghu Rao, Lori McNeil, Pankaj Mohan, John Cini, Jay Cross, Susan Dexter, Rick Kenney and Donald Griffith on December 5, 2024 to report the grants of restricted stock units on December 11, 2023.

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PROPOSAL 2: APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS
DESCRIBED IN THIS PROXY STATEMENT

At our 2019 annual meeting of stockholders, we conducted a non-binding stockholder vote on the frequency of future say-on-pay votes (commonly known as a “Say-When-on-Pay” vote). We recommended that such votes be conducted every three years and our stockholders approved that recommendation. We have held or will hold a say-on-pay vote at a frequency of three years through this year’s Annual Meeting, when the next stockholder vote on the frequency of say-on-pay votes is required under the Securities Exchange Act of 1934, as amended.

Q: What are you voting on?

A: In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to vote, on an advisory basis, on:

Say-on-pay. Approval of the compensation of our named executive officers as disclosed in this proxy statement, including the various compensation tables and the related narrative disclosures (Proposal 2).

Q: Why does your Board recommend a vote “FOR” the say-on-pay proposal (Proposal 2)?

A: The Board believes that our compensation policies and practices are effective in achieving our goals of motivating and retaining our executives by:

●	rewarding excellence in leadership and sustained financial performance; and
●	aligning our executives’ interests with those of our stockholders to create long-term value.

Q: What are the effects of these votes?

A: Proposal 2 is advisory, and non-binding on our Board. However, the Board and the Compensation Committee will review and consider the results of these votes when evaluating our executive compensation program.

Proposal 2 is as follows:

Proposal 2:

“Resolved, that the compensation of our named executive officers, as described in our proxy statement for the 2025 Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

Required Vote and Recommendation

In accordance with our bylaws and Delaware law and as further discussed in What vote is required to approve each proposal?, approval and adoption of this Proposal No. 2 requires the affirmative vote of at least a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE
APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION OF THE
COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

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PROPOSAL 3: TO VOTE, ON AN ADVISORY BASIS, ON HOW FREQUENTLY WE SHOULD SEEK APPROVAL FROM OUR STOCKHOLDERS, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

Background

The Dodd-Frank Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our Named Executive Officers. Stockholders have the option of recommending a frequency vote every year, every two years, or every three years or abstaining from making a recommendation.

Summary and Board Recommendation

In Proposal 3, we are asking stockholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended September 30, 2024 to our Named Executive Officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal 3 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our stockholders to recommend that an advisory vote on compensation for our Named Executive Officers be conducted every three years. In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our Board or our Compensation Committee. However, if a majority of votes present and entitled to vote is cast in favor of an interval other than three years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

Required Vote and Recommendation

In accordance with our bylaws and Delaware law and as further discussed in What vote is required to approve each proposal?, approval and adoption of this Proposal No. 3 requires the affirmative vote of at least a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “THREE YEARS” ON THE

PROPOSAL TO DETERMINE THE FREQUENCY OF SAY-ON-PAY.

25

PROPOSAL 4: TO RATIFY THE APPOINTMENT OF OUR

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP as our independent registered public accounting firm to audit the financial statements of Sonnet for the fiscal year ending September 30, 2025, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as a public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by KPMG LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2024	2023
Audit Fees	$668,000	$540,000
Audit-Related Fees	-	-
Tax Fees	42,074	61,565
All Other Fees	-	-
Total Fees	$710,074	$601,565

Audit Fees

Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements and reviews of our quarterly interim consolidated financial statements, as well as for fees associated with registration statements, comfort letters and consents.

Audit-Related Fees

We did not incur any audit-related fees from our independent auditors in 2024 or 2023.

Tax Fees

Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services.

All Other Fees

Fees related to products and services provided by the principal accountant, other than the services reported in the above sections.

Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by KPMG LLP during 2024 and 2023 and the fees paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining KPMG LLP’s independence and has determined that such services for fiscal years 2024 and 2023 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

Review of Financial Statements

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K.

Attendance at Annual Meeting

Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Required Vote and Recommendation

In accordance with our bylaws and Delaware law and as further discussed in What vote is required to approve each proposal?, approval and adoption of this Proposal No. 4 requires the affirmative vote of at least a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE

COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE

YEAR ENDING SEPTEMBER 30, 2025.

26

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2026 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2026 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than April 28, 2026, which is 120 calendar days before August 26, 2026, the anniversary date of this proxy statement’s release to stockholders in connection with the Annual Meeting. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation. For our 2026 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than June 28, 2026, and no earlier than May 29, 2026, provided, however, in the event the date of the 2026 Annual Meeting of Stockholders is more than 30 days prior to or more than 70 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2026 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of 2026 Annual Meeting of Stockholders. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2026 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary, no later than July 28, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC is enclosed herewith. Upon written request to us, the exhibits set forth on the exhibit index of our Annual Report on Form 10-K may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits). Additional copies of our Annual Report on Form 10-K (including our audited financial statements) may be obtained without charge by writing to Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary or by phone at (609) 375-2227. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Raghu Rao
Interim Chief Executive Officer

August 26, 2025

Princeton, New Jersey

27

Sonnet Biotherapeutics, Inc.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to https://fcrvote.com/SONN/
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1 (866) 402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

As a stockholder of Sonnet Biotherapeutics, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. on September 25, 2025.

CONTROL NUMBER

▼ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▼

SONNET BIOTHERAPEUTICS, INC
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 26, 2025 at 9:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SONNET BIOTHERAPEUTICS, INC.

The undersigned hereby appoints Raghu Rao and Donald Griffith, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sonnet BioTherapeutics Holdings, Inc. which the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders to be held virtually at **https://web.viewproxy.com/sonn/2025** and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) **"FOR"** the election of the director nominees named below in Proposal 1, (ii) **"FOR"** the approval, on an advisory basis, of the executive compensation of our named executive officers as described in the proxy statement, (iii) **"THREE YEARS"** on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our named executive officers, and (iv) **"FOR"** the ratification of the appointment of **KPMG LLP** as our independent registered public accounting firm for the year ended September 30, 2025. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. In order to attend the Annual Meeting, you must pre-register at https://web.viewproxy.com/sonn/2025 by 11:59 p.m. Eastern Time on September 23, 2025. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "Important Information About the Annual Meeting and Voting."

Unless a contrary direction is indicated, this proxy will be voted FOR the nominees for director listed in Proposal 1, FOR Proposal 2, "THREE YEARS" on Proposal 3 and FOR Proposal 4. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Signature______________________________

Date______________________________

Title______________________________

Signature (Joint Owners)______________________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

CONTROL NUMBER

Address change:

(If you noted any Address Changes above, please mark box.) ☐

The Proxy Statement and Annual report are available at:
https://web.viewproxy.com/sonn/2025

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted "FOR" each of the Directors in Proposal 1, "FOR" Proposal 2, "THREE YEARS" on Proposal 3 and FOR Proposal 4.

☐ **FOR the election as a director of the five nominees listed below.**

Raghu Rao

Donald Griffith

Nailesh Bhatt

Albert Dyrness

Lori McNeill

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY to vote for the following nominees:**

____

INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

Your Board of Directors recommends a vote FOR Proposal 2, "THREE YEARS" on Proposal 3 and FOR Proposal 4.

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

ONE YEAR ☐ **TWO YEARS** ☐ **THREE YEARS** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐